UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 29, 2004


                                CenturyTel, Inc.

             (Exact name of registrant as specified in its charter)


       Louisiana                     1-7784                     72-0651161
    (State or other             (Commission File              (IRS Employer
    jurisdiction of                  Number)                Identification No.)
    incorporation)

         100 CenturyTel Drive, Monroe, Louisiana                 71203
         (Address of principal executive offices)             (Zip Code)


    Registrant's telephone number, including area code      (318) 388-9000



ITEM 12.     Results of Operations and Financial Condition

     The following information, except for our forecasts for the upcoming quarter and for 2004 and except for our references to non-GAAP financial measures (as defined in Regulation G promulgated by the Securities and Exchange Commission), shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed by us under the Securities Act of 1933, as amended, except to the extent that such incorporated information is superceded by information as of a subsequent date that is included in or incorporated by reference into any such registration statement. None of the following information shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

     On July 29, 2004, we issued a press release announcing our second quarter 2004 consolidated operating results. More complete information on our operating results will be included in our Quarterly Report on Form 10-Q for the period ended June 30, 2004, which we expect to file shortly with the Securities and Exchange Commission. The entire text of our July 29, 2004 press release is attached as Exhibit 99.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  CenturyTel, Inc.


July 29, 2004                     /s/ Neil A. Sweasy
                                  ------------------------------
                                  Neil A. Sweasy
                                  Vice President and Controller





                                  Exhibit Index

Exhibit
Number                     Description of Exhibits
------     ----------------------------------------------------------

99         Press release of CenturyTel, Inc., dated July 29, 2004.